UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2019

PreCheck Health Services, Inc.
(Exact name of registrant as specified in Charter)

Florida	001-37807	47-3170676
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

305 W. Woodard Street, Suite 221, Denison TX 75020

(Address of Principal Executive Offices)

(903) 337-1872

(Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02 Unregistered Sales of Equity Securities

On December 19, 2019, the Company entered into an amendment dated December 19, 2019 to the stock purchase agreement dated July 17, 2019 with Justin Anderson and Stacey Anderson pursuant to which the Company agreed to purchase all of the outstanding capital stock of JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc. (“JAS”), and Center for Psychological Development, Inc., an Oklahoma corporation doing business as CPD Integrated Health Care (“CPD”). Pursuant to the amendment, the Company agreed to purchase, and purchased contemporaneously with the execution of the amendment, all of the capital stock of JAS from Justin Anderson and Stacey Anderson for a purchase price consisting of (a) 3,500,000 shares of the Company’s common stock, (b) a payment of $250,000 and (c) the Company’s 8% secured promissory note in the principal amount of $250,000, which is due on December 31, 2020. Justin Anderson is the Company’s sole director and chief executive officer and Stacey Anderson is his spouse.

Contemporaneously with the execution of the amendment, the Company borrowed $135,000 from each of William R. Kruse and Zima World Holdings Corp. (“Zima”). Pursuant to note purchase agreements dated December 19, 2019 with Mr. Kruse and Zima, the Company issued its 8% secured promissory notes in the aggregate principal amount of $270,000. The Company used the proceeds from the sale of the notes to make the $250,000 payment to Justin Anderson and Stacey Anderson and to pay legal expenses.

Payment of the notes to Justin Anderson and Stacey Anderson, Mr. Kruse and Zima is secured by a pledge of the stock of JAS pursuant to a pledge agreement dated December 19, 2019, among the Company, Justin Anderson, Stacey Anderson, Mr. Kruse and Zima.

During December 2019, the Company also issued (a) 250,000 shares of common stock to Justin Anderson pursuant to his employment agreement dated October 31, 2019, which provides that Mr. Anderson receives annual compensation of 250,000 shares of common stock, and (b) 150,000 shares to Douglas W. Samuelson in satisfaction of his invoice for $50,000 for services as chief financial officer through June 30, 2019.

In connection with the acquisition of JAS and the development and financing of the Company’s business following completion of the acquisition of JAS, the Company’s two former chief executive officers, Lawrence Biggs and Natalia Lopera, each transferred 3,500,000 shares to us for no consideration and sold 500,000 to Mr. Kruse and Zima for nominal consideration. The transfer of the 7,000,000 shares to the Company, which shares will be cancelled, reduces the Company’s outstanding common stock to 12,460,417 shares after giving effect to the issuance of 3,500,000 shares in connection with the acquisition of JAS and the issuance of 400,000 shares to Mr. Anderson and Mr. Samuelson.

All of the foregoing issuances of securities are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering. The certificates for the shares bear a restricted stock legend.

JAS Consulting provides practice management services, including billing and coding, and office management, and it sells medical equipment and supplies to medical practices in eleven states. JAS presently performs its services for 62 medical practices. Approximately 90% of JAS’ revenues is derived from its practice management services, and most of the balance is generated from sales of medical equipment and supplies.

JAS’ second largest client is CPD, which is owned by Justin Anderson and Stacey Anderson and which through its physicians, offers primary care and outpatient behavioral health service in seven locations in Oklahoma and Texas. The agreement pursuant to which the Company acquired JAS also provides for the acquisition by the Company of CPD. CPD accounted for approximately 9% to 10% of JAS’ revenue in the nine-months ended September 30, 2019 and approximately1.5% of JAS’ revenue in the year ended December 31, 2018.

Based on unaudited internally generated financial information, JAS expects to report modest net income on revenue of approximately $1.9 million for both the nine months ended September 30, 2019 and the year ended December 31, 2018. Such information is derived from JAS’ internal books and records does not constitute information derived from financial statements prepared in accordance with generally accepted accounting principles, and an audit of JAS’ financial statements may result in significantly different results of operations.

The Company‘s revenue for 2018 of $70,000 represented revenue generated from the sale of five of its PC8B units to JAS approximately at cost. During the nine months ended September 30, 2019, the Company sold two PC8B units to JAS for $60,000, representing approximately 45% of the Company’s revenue for the period. In addition, the Company sold additional units to JAS for $148,500, which was the Company’s cost. Because the units were sold to a related party at cost, under generally accepted accounting principles, the Company did not recognize revenue on the sale. Accounts receivable from JAS of $30,000 accounted for 74% of the Company’s accounts receivable at September 30, 2019. The Company made the sales to JAS at cost because the Company required the funds from JAS to enable it to meet its commitment to the supplier of its equipment. In March 2019, the Company borrowed $190,000 from JAS. The loan was unsecured, had an interest rate of 8% and was paid during the nine months ended September 30, 2019. .JAS also provides the Company with office space at $500 per month. On January 2, 2019, the Company entered into an agreement with JAS pursuant to which JAS would perform administrative billing services for the Company relating to service agreements the Company would have with its customers. There have been no services provided pursuant to this agreement through the date of this report.

This current report contains or may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. The financial information referred to in this current report has been derived from the Company’s internal accounting software. Since JAS’s financial statements have not been reviewed or audited by an independent registered public accounting firm, actual results may differ significantly from those set forth in the forward-looking statements, and changes in JAS’s financial information may result upon audit of its annual financial statements and review of its interim financial statements. The Company’s operations following the acquisition of JAS will be materially affected by its ability to develop JAS’ business and generate cash flow from its operations, which are subject to risks associated with small companies that are primarily engaged in medical practice management, including its compliance with all applicable regulations relating to management of medical practices. As a private company, JAS does not have disclosure controls or internal controls over financial reporting, and the Company may incur significant expenses in developing such controls with no assurance that the Company will be able to develop such controls. The failure to develop such controls may materially affect the Company’s operations and its ability to raise funds. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

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Item 9.01. Financial Statements and Exhibits.

(a) The financial statements required by Rule 8-06 of Regulation S-X will be filed not later than 71 days after December 26, 2019, the date this current report on Form 8-K is required to be filed.

(d) Exhibits

99.1	Amendment dated December 19, 2019 to stock purchase agreement dated July 17, 2019 between the Company and Justin Anderson and Stacey Anderson.
99.2	Form of note issued to Justin Anderson and Stacey Anderson.
99.3	Form of note purchase agreement dated December 19, 2019, with the form of note included as an exhibit.
99.4	Pledge agreement dated December 19, 2019, among the Company, Justin Anderson, Stacey Anderson, William R. Kruse and Zima World Holdings Corp.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2019	PreCheck Health Services, Inc.

	By:	/s/ Justin Anderson
Justin Anderson
Chief Executive Officer

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